                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to [Section]240.14a-11(c) or
    [Section]240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                    HPR INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

- --------------------------------------------------------------------------------

                                    HPR INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 1, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HPR Inc., a Delaware corporation ("HPR" or the "Company"), will be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, on Friday, November 1, 1996 at 12:00 noon, Eastern Standard Time, for the purpose of considering and voting upon the following matters:

     1. To fix the number of directors and elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2.  To approve amendments to the HPR 1995 Stock Plan;

     3.  To approve amendments to the HPR 1991 Stock Plan;

     4.  To approve amendments to the HPR 1995 Eligible Directors Stock Plan;

     5. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1997; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 9, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the meeting or at any adjournment thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the accompanying Proxy Statement.

     The business matters enumerated above are discussed more fully in the accompanying Proxy Statement. Whether or not you plan to attend the meeting, you are urged to study the Proxy Statement carefully and then to fill out, sign and date the enclosed Proxy. To avoid unnecessary expense, please mail your Proxy promptly in the enclosed return envelope, which requires no postage if mailed in the United States.

                                            By order of the Board of Directors,


                                            BRIAN D. CAHILL
                                            Secretary

September 23, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                    HPR INC.
                                245 FIRST STREET
                         CAMBRIDGE, MASSACHUSETTS 02142


                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 1, 1996


     The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of HPR Inc. ("HPR" or the "Company") to be voted at the Annual Meeting of Stockholders to be held at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts at 12:00 noon on Friday, November 1, 1996 and at any adjournment thereof (the "Meeting").

     It is expected that copies of the Notice of Meeting, this Proxy Statement and the enclosed form of Proxy will be mailed approximately September 23, 1996 to each stockholder entitled to vote at the Meeting. The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996 accompanies this Proxy Statement.


                               VOTING SECURITIES

     Only the record holders of shares of common stock ($0.01 par value) of the Company ("Common Stock") at the close of business on September 9, 1996 may vote at the Meeting. Each share of Common Stock is entitled to one vote on the matters to be voted upon at the Meeting.

     On August 30, 1996, there were 15,112,047 shares of Common Stock issued and outstanding. The following table sets forth certain information, as of August 30, 1996, with respect to the beneficial ownership of HPR's Common Stock (i) by each person who is known by HPR to own beneficially more than 5% of its Common Stock, (ii) by each of HPR's directors and nominees, (iii) by each of HPR's executive officers, and (iv) by such directors and executive officers as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by each of them, subject to community property laws, where applicable. Under the heading "Number of Shares Issuable" are listed (and under the heading "Total" are included) shares issuable within 60 days of August 30, 1996 upon exercise of stock options owned by the party indicated. The percentage owned is calculated with respect to each party by treating its issuable shares as outstanding in accordance with rules of the Securities and Exchange Commission.

                   NAME OF
               BENEFICIAL OWNER                                    NUMBER
            (AND ADDRESS OF OWNER                 NUMBER OF      OF SHARES
          OF MORE THAN FIVE PERCENT)            ISSUED SHARES     ISSUABLE      TOTAL     PERCENT
          --------------------------            -------------    ---------    ---------   -------

Howard E. Cox, Jr.(1).........................    2,815,894         1,000     2,816,894    18.6
  c/o Greylock Limited Partnership
  One Federal Street
  Boston, MA 02110

Greylock Limited Partnership..................    2,687,500             0     2,687,500    17.8
  One Federal Street
  Boston, MA 02110

Marcia J. Radosevich, Ph.D....................      640,900       290,362       931,262     6.0
  c/o HPR Inc.
  245 First Street
  Cambridge MA 02142

Richard H. Egdahl, M.D.(2)....................      613,666             0       613,666     4.1

Harris A. Berman..............................       68,300             0        68,300     *

Brian D. Cahill...............................      211,150        22,187       233,337     1.5

Thomas M. McNamara............................      399,142         8,437       407,579     2.7

William G. Nelson, Ph.D.......................      100,000             0       100,000     *

Steven J. Rosenberg...........................            0       116,900       116,900     *

James B. Stowe................................            0        48,100        48,100     *

All directors and executive officers as a
  group (9 persons)(1)........................    4,849,052       486,986     5,336,038    34.2

- ---------------

  * Less than one percent

(1) Includes 2,687,500 shares of Common Stock owned by Greylock Limited Partnership, of which Mr. Cox is a general partner. Mr. Cox shares voting and investment power with respect to such shares; however, he disclaims beneficial ownership of such shares except as to his proportionate partnership interest therein.

(2) Dr. Egdahl disclaims beneficial ownership as to 65,000 shares held by his spouse, Cynthia T. Egdahl.

                                    PROPOSAL ONE

                               ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a Board of Directors of not fewer than three nor more than twelve directors. The persons named as proxies in the accompanying form of Proxy intend (unless authority to vote therefor is specifically withheld) to vote to fix the number of directors for the ensuing year at five and to vote for the election of the five persons named below, being the nominees of the present Board, as directors to hold office until the next Annual Meeting and until their respective successors are elected and qualified. If any of the nominees becomes unavailable to serve as a director, the persons named as proxies have discretionary authority to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

NOMINEES FOR ELECTION AS DIRECTORS

     Information regarding each nominee is presented below.

     MARCIA J. RADOSEVICH, PH.D., age 43, has served as Chief Executive Officer and a director of the Company since 1988 and was elected Chairman of the Board of Directors in June 1995. From 1988 until 1992, and since May 31, 1996 she also has held the position of President of the Company. She served as Vice Chairman of the Board from 1992 to June 1995. Dr. Radosevich is a director of Oxford Health Plans, a health maintenance organization.

     HARRIS A. BERMAN, M.D., age 58, has been a director of the Company since 1994. Since 1986, Dr. Berman has been President and Chief Executive Officer of Tufts Associated Health Plans, Inc., which manages a large health maintenance organization and other managed care organizations.

     HOWARD E. COX, JR., age 52, has been a director of the Company since 1991. He is a general partner of Greylock Limited Partnership, a national venture capital firm headquartered in Boston, and has been associated with certain affiliated partnerships for the past 24 years. Mr. Cox is a director of Stryker Corporation, a medical equipment manufacturer, Arbor Health Care Company, a medical services company, AMISYS Managed Care Systems, Inc., a software company, and The Vincam Group, Inc., a professional employment organization.

     RICHARD H. EGDAHL, M.D., age 69, has been a director of the Company since 1988 and was elected to the position of Vice Chairman of the Board and chairman of the Company's Medical Advisory Board in June 1995. He served as Chairman of the Board from 1988 until June 1995. Since 1973, Dr. Egdahl has been Director of the Boston University Medical Center, where he had previously held the position of Chief of Surgery. Dr. Egdahl is also a trustee or director of each of the registered investment companies in the Pioneer Family of Mutual Funds, a director of CORE, INC., a software company, and a director of Essex Investment Management Company, a private investment company.

     WILLIAM G. NELSON, PH.D., age 62, has been a director of the Company since 1992. Dr. Nelson has served as Chairman and Chief Executive Officer of Harrisdata Service of Wisconsin, Inc., a software company, since 1990. From 1991 to 1994, he was President and Chief Executive Officer of Pilot Software, Inc., a software company. Dr. Nelson is also a director and, as of September 1, 1996, Chairman and Chief Executive Officer of GEAC Computer Corporation Limited, a computer hardware and software company, and a director of Manugistics, Inc., a software company, and Project Software and Development, Inc., a software company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has standing audit and compensation committees of the Board of Directors. The Audit Committee consists of Drs. Nelson (Chairman), Berman and Egdahl. The Committee met five times during the last fiscal year and has recommended to the Board of Directors the selection of Coopers & Lybrand L.L.P. to serve as the Company's accountants for the fiscal year ending June 30, 1997. The Compensation Committee consists of Mr. Cox (Chairman) and Drs. Berman and Egdahl. The Committee met twice in fiscal year 1996 to consider directors' and officers' compensation and to review the annual evaluation of the Company's officers.

     The Board of Directors met nine times during fiscal year 1996. All of the directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served.

COMPENSATION OF DIRECTORS

     Directors of the Company generally receive as compensation for all services as directors $3,000 per year plus $1,000 for membership on a committee of the Board and for each Board meeting attended. Directors of the Company will be granted options pursuant to the Company's 1995 Eligible Directors Stock Plan (the "Directors Plan"), which provides that each director who is not an officer or employee of the Company or any subsidiary of the Company (an "outside director") will be granted, upon first being elected to the Board of Directors, an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. In addition, on the thirtieth day after re-election at each annual meeting of stockholders, each outside director will be granted an option to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant. A total of 150,000 shares of Common Stock are available for awards under the Directors Plan, subject to approval by the stockholders of certain amendments to the Directors Plan set forth in Proposal Four. The options granted under the Directors Plan will vest in five equal annual installments commencing one year after the date of grant. Marcia J. Radosevich receives no compensation for her service as a director.

COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION AND CERTAIN
TRANSACTIONS

     The members of the Compensation Committee are Mr. Cox, Dr. Berman and Dr. Egdahl. Except for Dr. Radosevich, the Company's Chairman of the Board, President and Chief Executive Officer, and Mr. Percy, the Company's former President and Chief Operating Officer, no officer or employee of the Company participated in deliberations of the Board of Directors concerning executive officer compensation during fiscal 1996.

     Tufts Associated Health Plans, Inc., of which Dr. Berman is President and Chief Executive Officer, is a licensee of the Company's products. Managed Health Services Insurance Corp., of which Mr. Cox is a director, is a licensee of the Company's products.

     The spouse of Dr. Egdahl is employed by the Company. Her compensation in fiscal 1996 was $109,784.

     Pursuant to a Stock Purchase Agreement dated December 20, 1991, the Company granted to Greylock Limited Partnership, a Delaware limited partnership ("Greylock"), of which Mr. Cox is a general partner, certain registration rights in connection with Greylock's purchase of Company stock. The Stock Purchase Agreement provides that the Company shall pay as consulting fees to Greylock or its designee, so long as any person affiliated with Greylock serves on the Company's Board of Directors, an amount of no less than $20,000 per year (or such larger amount as is paid to any member of the Board of Directors of the Company). For fiscal 1996 Greylock was owed $6,000 pursuant to this arrangement, which amount was paid subsequent to June 30, 1996.

     Pursuant to a consulting agreement with the Company, dated January 1, 1992, and amended on June 26, 1995, the Company compensates Dr. Egdahl for consulting services at the rate of $10,000 per year. Such agreement will terminate if Dr. Egdahl ceases to serve as Chairman of the Medical Advisory Board.

     In the event the Company proposes to register any of its securities under the Securities Act, for its own account or otherwise at any time, certain stockholders of the Company, including Dr. Radosevich, had been entitled to notice of such registration and to include shares of such Common Stock therein, subject to certain conditions and limitations. These rights expired after the Company's second public offering in February 1996.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is not aware that any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") failed to file on a timely basis the reports required by Section 16(a) of the Exchange Act.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a plurality of the shares present or represented at the Meeting and entitled to vote thereon is required for election of directors. Votes may be cast in favor of or withheld from each nominee. Unless authority to vote for any director is withheld in the Proxy, votes will be cast in favor of election of the nominees listed herein. Votes withheld from election of directors will be excluded entirely from the vote and will have no effect. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR FIXING THE NUMBER OF PERSONS CONSTITUTING THE FULL BOARD AT FIVE AND FOR EACH OF THE NOMINEES LISTED ABOVE.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY


     The following table sets forth all compensation paid by the Company through September 9, 1996 to the Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company (the "Named Executive
Officers") in all capacities for services rendered during the fiscal years ended
June 30, 1994, 1995 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG TERM
                                                                  COMPENSATION
                                                   ANNUAL         ------------
                                                COMPENSATION       SECURITIES
NAME AND                                     ------------------    UNDERLYING        ALL OTHER
PRINCIPAL POSITION                    YEAR    SALARY     BONUS       OPTIONS      COMPENSATION($)
- ------------------                    ----   --------   -------   ------------    ---------------

Marcia J. Radosevich, Ph.D.           1996   $188,280   $60,626            0          $     0
  Chairman of the Board,              1995    181,913    60,487      250,000                0
  President, and Chief                1994    173,750    57,000            0                0
  Executive Officer

Thomas M. McNamara                    1996    163,013    57,670            0                0
  Senior Vice President, Sales        1995    157,500    43,225       45,000                0
                                      1994    150,000    58,808       56,916           16,223(1)

Brian D. Cahill,                      1996    147,630    28,908            0                0
  Vice President, Corporate           1995    142,500    24,225       40,000                0
  Finance and Planning,               1994    109,375    25,000      215,000                0
  Chief Financial Officer,
  Treasurer and Secretary

Lawrence G. Miller, M.D.(2)           1996    191,170    14,000            0                0
  Vice President, Clinical Affairs    1995    191,170    18,480       45,000                0
                                      1994    189,000    17,850            0                0

Steven J. Rosenberg                   1996    145,600    22,714            0                0
  Vice President, Software            1995    125,000    26,000       65,000                0
  and Services                        1994     23,029         0      165,000                0

- ---------------

(1) Represents reimbursed amounts associated with Mr. McNamara's relocation in connection with commencing his employment with the Company.

(2) Dr. Miller resigned his employment with the Company on August 1, 1996.

OPTION GRANTS/SAR GRANTS

     No options or stock appreciation rights ("SARs") were granted during fiscal 1996.

OPTION EXERCISES AND YEAR-END VALUES

     Stock options exercised by the Named Executive Officers during fiscal 1996 are set forth in the following table, which also sets forth certain information regarding non-exercised options held by each of the Named Executive Officers as of June 30, 1996. There were no SARs outstanding during fiscal 1996.

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                      AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                               UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                SHARES                        AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END($)(2)
                               ACQUIRED         VALUE       --------------------------  --------------------------
                             ON EXERCISE   REALIZED($)(1)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                             ------------  --------------   -----------  -------------  -----------  -------------
Marcia J. Radosevich, Ph.D...   25,000       $  573,600       335,750       139,250     $6,805,638     $2,179,263

Thomas M. McNamara..........    71,916        1,139,869         6,750        23,250        105,637        363,862

Brian D. Cahill.............         0                0        20,750        19,250        398,988        301,263

Lawrence G. Miller,
  M.D.(3)...................    15,000          260,250         6,750        23,250        105,637        363,862

Steven J. Rosenberg.........    37,475          677,566       143,025        49,500      2,869,590        774,675

- ---------------

(1) "Value Realized" represents the market price of the underlying securities on the exercise date minus the exercise price of such options.

(2) Based on the market price for the Common Stock at June 28, 1996 of $21.25 per share, less the option exercise price.

(3) Dr. Miller resigned his employment with the Company on August 1, 1996.

  Severance and Change of Control Agreements

     On December 6, 1989, the Company entered into a severance payment agreement with Dr. Radosevich, then the Company's President and Chief Executive Officer and a director, providing that the Company will pay Dr. Radosevich her base salary for a 12-month period if the Company terminates her employment, other than for cause (as defined in the agreement) or due to death or disability. The agreement also provides that in the event of such a termination or a change of control of the Company, any right of the Company to repurchase any shares of Common Stock held by Dr. Radosevich shall immediately terminate and all her outstanding stock options shall become immediately exercisable and not subject to repurchase.

     On June 12, 1992, the Company entered into a severance payment agreement with Dr. Lawrence Miller, the Company's Vice President, Clinical Affairs, providing that the Company will pay Dr. Miller his base salary for an eight-month period if the Company terminates his employment other than for cause or due to death or disability. Dr. Miller resigned his employment by the Company effective August 1, 1996 and such agreement was terminated.

     On November 2, 1992, the Company entered into a severance pay agreement with Thomas McNamara, the Company's Senior Vice President, Sales, providing that the Company will pay Mr. McNamara his base salary for a six-month period if the company terminates his employment, other than for cause or due to death or disability.

     The Company has entered into non-competition agreements with each of its executive officers. These agreements provide that upon termination of such officer's employment by the Company, he or she will refrain for a period to be determined by the Company (up to 24 months in the case of Messrs. Cahill and Rosenberg and Dr. Radosevich; and up to 12 months in the case of Mr. McNamara and Dr. Miller), from certain competitive activities with respect to the Company. If the Company exercises its option to restrain any such officer from competitive activity, it will pay such officer 33% of his or her monthly salary for each month for which the executive officer agrees to refrain from competing with the Company.

COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee") currently consisting of Howard E. Cox, Jr. (Chairman), Harris A. Berman, and Richard H. Egdahl, all of whom are outside directors.

     The Committee has primary responsibility for analyzing the compensation of executive officers of the Company, making recommendations to the full Board with respect to such compensation, establishing performance goals for executive officers, and administering the Company's stock option plans.

     In recommending salaries for the Company's executive officers for the year, the Committee considered the overall performance of the Company, particularly in terms of revenue growth, earnings growth, satisfaction of product delivery milestones, and earnings per share; the responsibilities of each officer and the increase in those responsibilities during the year as a result of the Company's continued growth; the importance of individual executive officers to the future growth and profitability of the Company; cash compensation levels of competitors in the industry (these competitors are included in the peer group index appearing in the performance graph on page 9 hereof); and the success of the management team in achieving the Company's short-term and longer-term goals. Although all of such factors were considered by the Committee in exercising its judgment as to compensation levels for the Chief Executive Officer and the other executive officers, no precise formula has been used to weight the relative importance of such factors. Based on publicly available information the committee believes that cash compensation of the Chief Executive Officer and the other executive officers for fiscal 1995 was at or near the median of the range of cash compensation paid by the Company's competitors in the industry. In allocating compensation among salary, bonuses and stock options, the committee seeks to provide appropriate balance between current fixed and performance-related compensation, and long-term incentives.

     The means by which the Committee established the Chief Executive Officer's compensation for fiscal 1996 differed in no material way from that employed with respect to the other executive officers of the Company, again using no precise formula to weight the relative importance of the factors considered.

     Bonus payments to executive officers for fiscal 1996 were based on a combination of the Company's performance and the individual officer's achievement of pre-established performance goals. The Company's Executive Officer Bonus Plan provides for payment of bonuses only if the Company achieves pre-established targets for revenues and profits. If the Company achieves the annual targets, the Committee evaluates each executive officer's achievement of pre-established individual performance goals. The amount of annual bonuses to executive officers ranges from 20% to 50% of base compensation.

     The Committee did not grant any options to the Company's executive officers in fiscal 1996. The Company did grant options to its executive officers on June 26, 1995, based on those officers' performance in fiscal 1995.

     None of the compensation paid to any executive officer in fiscal 1996 is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which precludes a public corporation from taking a deduction in 1995 or subsequent years for compensation of certain executive officers in excess of $1 million.
                                            COMPENSATION COMMITTEE

                                            Harris A. Berman, M.D.
                                            Howard E. Cox, Jr. (Chairman)
                                            Richard H. Egdahl, M.D.

                               PERFORMANCE GRAPH

     The following chart and corresponding table compare the value of $100 invested in HPR Inc. Common Stock from August 10, 1995 (the date of the
Company's initial public offering) through June 30, 1996 with a similar investment in the Nasdaq Market Index and with a peer group consisting of six publicly held companies which are in the same industry as the Company.

      Measurement Period                                            Nasdaq
    (Fiscal Year Covered)          HPR Inc.       Peer Group*    Market Index
           8/11/95                  100.00          100.00          100.00
           9/30/95                  128.28          108.36          103.57
          12/31/95                  166.21          159.02          102.74
           3/31/96                  213.10          175.98          107.49
           6/30/96                  234.48          212.93          115.45

* Peer Group:

  Access Health Inc.      AMISYS Managed Care Systems                  GMIS Inc.
  HCIA Inc.            Health Systems Design Corporation  Summit Medical Systems

                                  PROPOSAL TWO

                 APPROVAL OF AMENDMENTS TO HPR 1995 STOCK PLAN

     The HPR 1995 Stock Plan (the "1995 Plan") was adopted by the Board of Directors on June 26, 1995 and approved by the stockholders on July 20, 1995. For informational purposes and pursuant to Rule 16b-3 ("Rule 16b-3") under the Exchange Act, the Company is providing the following description of the 1995 Plan as so adopted. Rule 16b-3 provides an exemption from Section 16(b) of the Exchange Act, which imposes liability on certain officers and directors of the Company for short-swing profits made on the Company's securities, for transactions under certain employee benefit plans. Currently, Awards made under the 1995 Plan are eligible for the Rule 16b-3 exemption. Effective August 15, 1996, the Securities and Exchange Commission amended Rule 16b-3. In order to qualify Awards for exemption under Rule 16b-3 as recently amended, the Company must bring the 1995 Plan into compliance with Rule 16b-3 on or before November 1, 1996.

     The Board has adopted and recommends that the stockholders approve amendments to the 1995 Plan to bring the 1995 Plan into compliance with Rule 16b-3 and to increase the number of shares which may be subject to Awards made under the 1995 Plan. The Company believes that it is important that Awards made under the 1995 Plan be exempt from Section 16(b). The Company further believes that additional shares should be made available under the 1995 Plan to give the Company maximum flexibility in providing appropriate incentives to key personnel.

     The 1995 Plan was adopted to ensure that an adequate number of option shares are available to provide appropriate incentives to key employees and other persons who provide significant services to the Company and its subsidiaries (the "Company Group") by providing these individuals with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. The Company's future success is highly dependent on the retention and continuing motivation of the persons who perform key services for and make key contributions to the Company. The Company believes that an active program of awarding stock options to those key employees and other individuals has been, and will continue to be, an important component of their compensation arrangements in a way that directly associates their interests with those of the Company's stockholders.

     The 1995 Plan provides for the granting of incentive stock options ("ISOs"), non-incentive stock options ("NSOs") (both ISOs and NSOs are collectively referred to as "Options"), stock purchase authorizations ("Purchase Authorizations"), stock bonus awards ("Bonuses"), and Stock Appreciation Rights ("SARs"). (The above-listed items are referred to herein collectively as "Awards".) There initially were 1,535,000 shares available for Awards under the 1995 Plan (giving effect to the two-for-one stock split effected in the form of a 100% stock dividend on May 6, 1996). On August 30, 1996, there remained available 799,994 shares for future Awards under the 1995 Plan. If the proposed amendments to the 1995 Plan are approved, an additional 500,000 shares will be reserved for Awards under the 1995 Plan. The closing price of the Company's Common Stock as reported by the Nasdaq National Market System on September 6, 1996 was $15-39/64 ($15.6094).

     The 1995 Plan is administered by the Compensation Committee of the Board (the "Committee"). The 1995 Plan provides that each member of the Committee must be a "disinterested person" as defined in Rule 16b-3, as in effect prior to its recent amendment, and an "outside director" under Section 162(m) of the Internal Revenue Code (the "Code"). Under the 1995 Plan, the Committee determines which employees will be granted Awards under the 1995 Plan, the number of shares covered by, and the duration of, each Award under the 1995 Plan, and other terms and conditions applicable to each Award granted under the 1995 Plan. These determinations are made at the time the Award is granted. If the proposed amendments to the 1995 Plan are approved, the Board of Directors will administer the 1995 Plan, but may delegate such administration to the Committee, including the power to make recommendations to the Board of Directors regarding which employees will be granted Awards under the 1995 Plan and the terms and conditions of such Awards; however, all grants of Awards must be approved by a majority vote of the Board of Directors.

     Under the 1995 Plan, the Committee selects the key employees, consultants and other individual contributors of or to the Company Group ("Participants") to receive Awards under the 1995 Plan, except that only employees of the Company Group may be granted ISOs. Because certain directors of the Company are employees of the Company, such directors, as well as the Named Executive Officers and other key employees and service providers, are eligible to participate in the 1995 Plan and may be granted Awards thereunder. The Committee also has authority to interpret the 1995 Plan and Awards; to prescribe, amend and rescind rules and regulations relating to the 1995 Plan; and to make all other determinations necessary or desirable for the administration of the 1995 Plan. The Committee may establish guidelines for the grant of Awards to key employees of the Company Group who are not executive officers of the Company, and the Committee may delegate to the Company's Chief Executive Officer the authority to grant Awards, within those guidelines, to eligible non-executive key employees. If the proposed amendments are approved, the Board must approve each Award granted under the 1995 Plan.

     In accordance with Code Section 162(m), a public company may not deduct certain executives' compensation in excess of $1,000,000 per individual unless such compensation is performance-based. Awards are deemed performance-based only to the extent that, among other things, the plan to which they relate specifies the maximum number of options which may be granted to any Participant during a specified period of time. Accordingly, the 1995 Plan indicates that the maximum number of Awards which may be granted to any individual during each successive twelve-month period commencing on the effective date of the 1995 Plan is 400,000 shares.

     At the time of granting an Award, the Committee will determine the purchase price per share to be paid upon the exercise of each Option or upon the purchase pursuant to each Purchase Authorization granted or made under the 1995 Plan, each within certain parameters. The exercise price per share to be paid upon the exercise of each ISO granted under the 1995 Plan must be at least one hundred percent (100%) of the fair market value on the date of grant, or in the case of an ISO granted to an employee owning more than ten percent (10%) of the Common Stock of the Company or its subsidiaries, must be at least one hundred ten percent (110%) of the fair market value. The purchase price per share payable on exercise of each NSO or upon the purchase of shares pursuant to each Purchase Authorization granted under the 1995 Plan must be at least eighty-five percent (85%) of the fair market value of the Common Stock on the date of the grant. Bonus shares will be issued in consideration of services previously rendered, which will be valued for such purposes by the Committee. No Award under the 1995 Plan may be granted with a purchase price less than the par value of the Common Stock. The aggregate fair market value, as determined on the grant date, of the shares for which ISOs are exercisable for the first time by a Participant during any calendar year under all the plans of the Company may not exceed $100,000. The Company receives no consideration from a Participant for the grant of an Award under the 1995 Plan.

     Each Option is exercisable for the full amount or for any part thereof. At the discretion of the Committee, Options granted under the 1995 Plan may be made exercisable in installments which become available to the Participant from time to time during the term of the Option. However, no Option may be exercised later than ten (10) years after the date of grant and no ISO granted to a person who owns over 10% of the Common Stock at the time of the grant may be exercised more than five years from the date of the grant.

     Payment must be made in full at the time the Option is exercised, or at the time the purchase pursuant to a Purchase Authorization is made. Payment must be made in cash or by check, or, if approved in advance by the Committee and subject to the provisions of applicable law, by delivery and assignment to the Company of other shares of Company stock having a market price equal to the exercise or purchase price, or by the Participant's recourse promissory note, or by a combination of any of the above methods. In addition, the Participant must satisfy all applicable federal, state and local income and employment tax withholding obligations before the Company is required to deliver any shares under the 1995 Plan.

     A Participant may not transfer an Option, SAR or Purchase Authorization except by will or the laws of descent or distribution, and only the Participant may exercise an Option, SAR or Purchase Authorization during the Participant's lifetime. If the proposed amendments to the 1995 Plan are approved, the Board may permit a Participant to transfer an Award made under the 1995 Plan if such transfer is made pursuant to generally applicable criteria established by the Board, or by the Committee as its delegate, prior to such transfer.

     Under the current 1995 Plan, Participants who are directors or executive officers of the Company, if required to comply with rules promulgated under
Section 16 of the Exchange Act as in effect prior to August 15, 1996, may not acquire unrestricted ownership of shares of Common Stock pursuant to an Award for at least six months after the date of grant of the Award, and may not sell or otherwise dispose of shares acquired under the 1995 Plan for at least six months after such acquisition. If the proposed amendments are approved, this provision would be eliminated.

     The number of shares that may be issued under the 1995 Plan is subject to adjustment for stock dividends, stock splits, stock combinations, recapitalizations and other similar changes. Any shares subject to an Award which expires or terminates unexercised as to such shares, any shares reacquired by the Company pursuant to forfeiture or a repurchase right under the 1995 Plan, and any shares subject to an SAR which are not issued upon exercise of the SAR will again become available for future Awards under the 1995 Plan.

     If the Company's Common Stock changes as the result of a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be purchased pursuant to an Award, the number and kind of shares then subject to Awards, and the price per share shall be appropriately adjusted as the Committee determines to prevent dilution or enlargement of the rights available or granted under the 1995 Plan. Except as otherwise determined by the Committee, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, will cause every Award under the 1995 Plan to terminate, to the extent not then exercised, unless the surviving entity agrees to assume the Company's obligations thereunder. Alternatively, the Committee may provide that some or all of the unexercised portion of any outstanding Award and some or all of the unvested shares acquired upon exercise of any such Award will be immediately exercisable and vested or no longer subject to repurchase rights as of a specified date prior to the merger, similar reorganization or sale of assets.

     Within certain limits, the Committee may amend the 1995 Plan or the terms of any Awards or agreements thereunder at any time without the consent of the Participants. The Committee may not, however, amend the 1995 Plan (1) to adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; or (2) under the current 1995 Plan, without obtaining or being conditioned upon stockholder approval, to increase the maximum number of shares available under the 1995 Plan (except in the event of a change in the capital structure of the Company), materially increase the benefits accruing to Participants, materially modify the requirements as to eligibility for participation in the 1995 Plan, or make any other change which, pursuant to the Code or regulations thereunder or
Section 16(b) of the Exchange Act and rules and regulations thereunder, requires action by the stockholders. If the proposed amendments are approved, the Board of Directors may amend the

1995 Plan without stockholder approval, unless such approval is otherwise required to protect the intended tax treatment of the Awards.

     The 1995 Plan will terminate on June 26, 2005. The expiration date of each Award will be no later than ten years from the date of grant.

FEDERAL INCOME TAX CONSIDERATIONS

     The rules governing the tax treatment of options and stock acquired from the exercise of options are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     ISOs granted pursuant to the 1995 Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to the exercise of an ISO within one year after the transfer of shares to such Participant and within two years from the grant of the ISO, such Participant will realize no taxable income as a result of the grant or exercise of such ISO; any gain or loss that is subsequently realized will be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such ISOs or the transfer of shares upon their exercise. Under current law, long-term capital gain is taxed at a maximum rate of 28%.

     Participants generally will realize income for purposes of the federal alternative minimum tax to the extent that the fair market value of the shares purchased upon exercise of an ISO exceeds the option price for the shares (the "spread amount"). Under current law, the maximum rate of alternative minimum tax is 28%. For purposes of the alternative minimum tax only, the spread amount will be added to the option price in calculating a purchaser's basis in the stock and thus determining the purchaser's gain or loss on the sale of shares acquired upon exercise of such ISOs. A credit for any net alternative minimum tax paid by an ISO holder on exercise may be available to offset the Participant's regular income tax in subsequent years, including any tax on the income resulting from a sale of the shares acquired upon the exercise.

     If shares subject to ISOs are disposed of prior to the expiration of the time periods described above, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the exercise price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     A Participant who acquires shares by exercise of a NSO generally recognizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. The amount of the Participant's taxable income will ordinarily be deductible by the Company in the same year in which the Participant recognizes the taxable income, subject to the requirements of Section 162(m).

     SARs are grants entitling a Participant to receive, upon exercise of the SAR, distribution of an amount in cash or shares or a combination thereof with a value equal to or less than the difference between the market price per share of the Company's Common Stock on the date of exercise and the market price on the date of grant, multiplied by the number of shares for which the SAR is exercised. A Participant will realize compensation income in the full amount of such distribution. The Company will be allowed a corresponding deduction of the amount of the distribution, generally in the Company's tax year in which the exercise occurs. The Participant will obtain a basis in any shares distributed in satisfaction of SARs equal to the fair market value of such shares at the time of such exercise (which is the amount of compensation income realized), for purposes of determining capital gain or loss on the later sale of such shares. The Company must withhold federal and applicable state and local income taxes with respect to a SAR distribution. For SAR distributions made in shares of the Company's stock, withholding will be applied against other compensation payable from the Company.

     Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total individual compensation paid to the Named Executive Officers exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with conditions imposed by Section 162(m) of the Code, including the payment of performance-based compensation pursuant to a plan approved by stockholders. The 1995 Plan is designed to provide the Company flexibility and the opportunity to qualify certain aspects of compensation as performance-based compensation under Section 162(m), should the Company at some time in the future pay compensation that is subject to Section 162(m).

BENEFITS UNDER 1995 PLAN

     Due to the discretionary nature of the 1995 Plan, it is not possible to determine who the future Participants in the 1995 Plan will be, or the number or value of Awards to be received by any Participant or group under the 1995 Plan. During the last fiscal year, no Awards were made under the 1995 Plan except to certain non-executive officer employees of the Company. The following table sets forth information with respect to the aggregate grants of Awards to the Named Executive Officers, to all current executive officers as a group, to all non-employee directors as a group, to all other employees as a group during fiscal year 1995 (the year of adoption of the 1995 Plan), and to non-executive officer employees of the Company during fiscal 1996 under the 1995 Plan.

NAME AND POSITION                                            DOLLAR VALUE($)(1)    NUMBER OF UNITS(2)
- -----------------                                            ------------------    ------------------

Marcia J. Radosevich, Ph.D..................................      2,738,750              175,000
  Chairman, President and Chief
  Executive Officer

Thomas M. McNamara..........................................        469,500               30,000
  Senior Vice President, Sales

Brian D. Cahill.............................................        391,250               25,000
  Vice President, Corporate Finance
  and Planning, Chief Financial
  Officer, Treasurer and Secretary

Lawrence G. Miller, M.D.....................................        469,500               30,000(3)
  Vice President, Clinical Affairs

Steven J. Rosenberg.........................................      1,017,250               65,000
  Vice President, Software and Services

All Current Executive Officers as a Group (5 persons).......      7,746,750              495,000

All Current Directors Who Are Not Executive Officers as a
  Group.....................................................         -0-                   -0-

All Non-Executive Officer Employees as a Group (fiscal
  1996).....................................................        483,436               68,256

All Non-Executive Officer Employees as a Group (fiscal
  1995).....................................................      2,582,250              165,000

- ---------------
(1) Value of in-the-money options at fiscal year-end. An "in-the-money" option is an option for which the option price of the underlying stock is less than the June 28, 1996 market price of $21.25; the value shown reflects stock market appreciation since the date of the granting of the option.


(2) Includes all options granted under the 1995 Plan in fiscal 1995 (or fiscal 1996, as indicated), whether vested or unvested, and whether exercised or unexercised as of fiscal 1996 year-end.

(3) Dr. Miller resigned his employment with the Company on August 1, 1996. Dr. Miller has exercised options for 6,750 shares; options to purchase 23,250 shares lapsed upon his resignation.

     No directors or nominees received option grants under the 1995 Plan in fiscal 1996. The only director or nominee who received an Option grant in fiscal 1995 under the 1995 Plan was Marcia J. Radosevich, who received Awards for an aggregate of 175,000 shares. All other nominees for director were granted options under the HPR 1991 Stock Plan and the HPR 1995 Eligible Directors Stock Plan, which are described more fully under Proposals Three and Four, respectively, in this proxy statement.

PROPOSED AMENDMENTS TO THE 1995 PLAN

     The Board has adopted and recommends that the stockholders approve the following amendments to the 1995 Plan:

          (a) Provide that the 1995 Plan shall be administered by the Board of Directors and that the Board may delegate such administration to the Committee;

          (b) Provide that all Awards be approved by majority vote of the Board of Directors of the Company;

          (c) Provide for transferability of Awards granted under the 1995 Plan where expressly permitted by the Board pursuant to previously established criteria;

          (d) Eliminate the six-month holding period required for Options to become unrestricted and for sale or other distribution of shares acquired pursuant to Options granted under the 1995 Plan;

          (e) Permit amendments to the 1995 Plan by majority vote of the board of directors without stockholder approval unless such approval is required to protect the intended tax treatment of Awards; and

          (f) Increase by 500,000 shares to 2,035,000 the maximum number of shares available for Awards under the 1995 Plan.

     The Board believes that the 1995 Plan should be brought into compliance with Rule 16b-3 and that additional shares should be made available to give the Company maximum flexibility in providing appropriate incentives to key personnel.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of all outstanding shares present or represented at the Meeting and entitled to vote thereon is required to approve the amendments to the 1995 Plan. Abstentions will count as shares present or represented at the Meeting and will, therefore, be included in determining whether the required vote has been received and effectively count as a vote "against" approval. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1995 PLAN AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 PROPOSAL THREE

                 APPROVAL OF AMENDMENTS TO HPR 1991 STOCK PLAN

     The HPR 1991 Stock Plan (the "1991 Plan") was adopted by the Board of Directors on December 17, 1991 and approved by the stockholders on May 27, 1992. The 1991 Plan was subsequently amended and restated on March 31, 1992 and further amended on April 7, 1995 and June 26, 1995, and approved by the Company's stockholders on July 20, 1995. As of August 30, 1996, 630,394 shares of Common Stock were reserved for issuance under the 1991 Plan (net of exercises, and giving effect to the two-for-one stock split effected in the form of a 100% stock dividend on May 6, 1996), 619,002 of which shares are subject to outstanding options. The Company does not intend to grant any further Awards under the 1991 Plan.

     For informational purposes and pursuant to Rule 16b-3, the Company is providing the following description of the 1991 Plan as approved by the stockholders on July 20, 1995. Additionally, the Board has adopted and recommends that the stockholders approve certain amendments to the 1991 Plan to bring the 1991 Plan into compliance with Rule 16b-3.

     The 1991 Plan was adopted to ensure that an adequate number of option shares are available to provide appropriate incentives to key employees and other persons who provide significant services to the Company and its subsidiaries (the "Company Group") by providing these individuals with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. The Company's future success is highly dependent on the retention and continuing motivation of the persons who perform key services for and make key contributions to the Company. The Company believes that an active program of awarding stock options to those key employees and other individuals has been, and will continue to be, an important component of their compensation arrangements in a way that directly associates their interests with those of the Company's stockholders.

     The 1991 Plan provides for the granting of incentive stock options ("ISOs"), non-incentive stock options ("NSOs") (both ISOs and NSOs are collectively referred to as "Options"), stock purchase authorizations ("Purchase Authorizations"), and stock bonus awards ("Bonuses"). (The above-listed items are referred to herein collectively as "Awards".) The closing price of the Company's Common Stock as reported by the Nasdaq National Market System on September 6, 1996 was $15-39/64 ($15.6094).

     The 1991 Plan has been administered by the Compensation Committee of the Board (the "Committee"). The 1991 Plan provides that each member of the Committee must be a "disinterested person" as defined in Rule 16b-3, as in effect prior to its recent amendment, and an "outside director" under Section 162(m) of the Code. Under the 1991 Plan, the Committee has had the power to determine which employees will be granted Awards under the 1991 Plan, the number of shares covered by, and the duration of, each Award under the 1991 Plan, and other terms and conditions applicable to each Award granted under the 1991 Plan. These determinations were made at the time each Award was granted. If the proposed amendments to the 1991 Plan are approved, the Board of Directors will administer the 1991 Plan, but may delegate such administration to the Committee, including the power to make recommendations to the Board of Directors regarding which employees will be granted Awards under the 1991 Plan and the terms and conditions of such Awards; however, all grants of Awards must be approved by a majority vote of the Board of Directors.

     Under the 1991 Plan, the Committee has selected the key employees, consultants and other individual contributors of or to the Company Group ("Participants") to receive Awards under the 1991 Plan, except that only employees of the Company Group have been eligible for grant of ISOs. Because certain directors of the Company are employees of the Company, such directors, as well as the Named Executive Officers and other key employees and service providers, have been eligible to participate in the 1991 Plan and have been eligible for grant of Awards thereunder. The Committee has authority to interpret the 1991 Plan and Awards; to prescribe, amend and rescind rules and regulations relating to the 1991 Plan; and to make all other determinations necessary or desirable for the administration of the 1991 Plan. The Committee has been authorized to establish guidelines for the grant of Awards to key employees of the Company Group who are not executive officers of the Company, and the Committee has been authorized to delegate to the Company's Chief Executive Officer the authority to grant Awards, within those guidelines, to eligible non-executive key employees. If the proposed amendments are approved, the Board must approve all future Awards granted under the 1991 Plan.

     In accordance with Code Section 162(m), a public company may not deduct certain executives' compensation in excess of $1,000,000 per individual unless such compensation is performance-based. Awards are deemed performance-based only to the extent that, among other things, the plan to which they relate specifies the maximum number of options which may be granted to any Participant during a specified period of time. Accordingly, the 1991 Plan indicates that the maximum number of Awards which may be granted to any individual during each successive twelve-month period commencing on the effective date of the 1991 Plan is 500,000 shares.

     At the time of granting an Award, the Committee has determined the purchase price per share to be paid upon the exercise of each Option or upon the purchase pursuant to each Purchase Authorization granted or made under the 1991 Plan, each within certain parameters. The exercise price per share to be paid upon the exercise of each ISO granted under the 1991 Plan must be at least one hundred percent (100%) of the fair market value of such share on the date of the grant, or in the case of an ISO granted to an employee owning more than ten percent (10%) of the Common Stock of the Company or its subsidiaries, at least one hundred ten percent (110%) of the fair market value. The purchase price per share payable on exercise of each NSO or upon the purchase of shares pursuant to each Purchase Authorization granted under the 1991 Plan must be at least eighty-five percent (85%) of the fair market value of the Common Stock on the date of the grant. Bonus shares have been issued in consideration of services previously rendered, which have been valued for such purposes by the Committee. No Award under the 1991 Plan can be granted with a purchase price less than the par value of the Common Stock. The aggregate fair market value, as determined on the grant date, of the shares for which ISOs are exercisable for the first time by a Participant during any calendar year under all the plans of the Company may not exceed $100,000. The Company has received no consideration from a Participant for the grant of an Award under the 1991 Plan.

     Each Option is exercisable for the full amount or for any part thereof. At the discretion of the Committee, Options granted under the 1991 Plan may be made exercisable in installments which become available to the Participant from time to time during the term of the Option. However, no Option may be exercised later than ten (10) years after the date of grant and no ISO granted to a person who owns over 10% of the Common Stock at the time of the grant may be exercised more than five years following the date of the grant.

     Payment must be made in full at the time the Option is exercised, or at the time the purchase pursuant to a Purchase Authorization is made. Payment must be made in cash or by check, or, if approved in advance by the Committee and subject to the provisions of applicable law, by delivery and assignment to the Company of other shares of Company stock having a market price equal to the exercise or purchase price, or by the Participant's recourse promissory note, or by a combination of any of the above methods. In addition, the Participant must satisfy all applicable federal, state and local income and employment tax withholding obligations before the Company is required to deliver any shares under the 1991 Plan.

     A Participant may not transfer an Option or Purchase Authorization except by will or the laws of descent or distribution, and only the Participant may exercise an Option or Purchase Authorization during the

Participant's lifetime. If the proposed amendments to the 1991 Plan are approved, the Board may permit a Participant to transfer an Award granted under the 1991 Plan if such transfer is made pursuant to generally applicable criteria established by the Board, or by the Committee as its delegate, prior to such transfer.

     Under the 1991 Plan, Participants who are directors or executive officers of the Company, if required to comply with rules promulgated under Section 16 of the Exchange Act as in effect prior to August 15, 1996, may not acquire unrestricted ownership of shares of Common Stock pursuant to an Award for at least six months after the date of grant of the Award, and may not sell or otherwise dispose of shares acquired under the 1991 Plan for at least six months after such acquisition. If the proposed amendments are approved, this provision would be eliminated.

     The number of shares that may be issued under the 1991 Plan is subject to adjustment for stock dividends, stock splits, stock combinations, recapitalizations and other similar changes. Any shares subject to an Award which expires or terminates unexercised as to such shares, and any shares reacquired by the Company pursuant to forfeiture or a repurchase right under the 1991 Plan will again become available for future Awards, if any, under the 1991 Plan.

     If the Company's Common Stock changes as the result of a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be purchased pursuant to an Award, the number and kind of shares then subject to Awards, and the price per share shall be appropriately adjusted as the Committee determines to prevent dilution or enlargement of the rights available or granted under the 1991 Plan. Except as otherwise determined by the Committee, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, will cause every Award under the 1991 Plan to terminate, to the extent not then exercised, unless the surviving entity agrees to assume the Company's obligations thereunder. Alternatively, the Committee may provide that some or all of the unexercised portion of any outstanding Award and some or all of the unvested shares acquired upon exercise of any such Award will be immediately exercisable and vested or no longer subject to repurchase rights as of a specified date prior to the merger, similar reorganization or sale of assets.

     Within certain limits, the Committee may amend the 1991 Plan or the terms of any Awards or agreements thereunder at any time without the consent of the Participants. The Committee may not, however, amend the 1991 Plan (1) to adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; or (2) under the 1991 Plan, without obtaining or being conditioned upon stockholder approval, to increase the maximum number of shares available under the 1991 Plan (except in the event of a change in the capital structure of the Company), materially increase the benefits accruing to Participants, materially modify the requirements as to eligibility for participation in the 1991 Plan, or make any other change which, pursuant to the Code or regulations thereunder or
Section 16(b) of the Exchange Act and rules and regulations thereunder, requires action by the stockholders. If the proposed amendments are approved, the Board of Directors may amend the 1991 Plan without stockholder approval, unless such approval is required to protect the intended tax treatment of Awards.

     The 1991 Plan will terminate on December 17, 2001. The expiration date of each Award will be no later than ten years from the date of grant.

FEDERAL INCOME TAX CONSIDERATIONS

     The rules governing the tax treatment of options and stock acquired from the exercise of options are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     ISOs granted pursuant to the 1991 Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to the exercise of an ISO within one year after the transfer of shares to such Participant and within two years from the grant of the ISO, such Participant will realize no taxable income as a result of the grant or exercise of such ISO; any gain or loss that is subsequently realized will be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such ISOs or the transfer of shares upon their exercise. Under current law, long-term capital gain is taxed at a maximum rate of 28%.

     Participants generally will realize income for purposes of the federal alternative minimum tax to the extent that the fair market value of the shares purchased upon exercise of the ISO exceeds the option price for the shares (the "spread amount"). Under current law, the maximum rate of alternative minimum tax is 28%. For purposes of the alternative minimum tax only, the spread amount will be added to the option price in calculating a purchaser's basis in the stock and thus determining the purchaser's gain or loss on the sale of shares acquired upon exercise of such ISOs. A credit for any net alternative minimum tax paid by an ISO holder on exercise may be available to offset the Participant's regular income tax in subsequent years, including any tax on the income resulting from a sale of the shares acquired upon the exercise.

     If shares subject to ISOs are disposed of prior to the expiration of the time periods described above, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the exercise price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     A Participant who acquires shares by exercise of a NSO generally recognizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. The amount of the Participant's taxable income will ordinarily be deductible by the Company in the same year in which the Participant recognizes the taxable income, subject to the requirements of Section 162(m).

     Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total individual compensation paid to the Named Executive Officers exceeds $1,000,000 in any one year. The Company can preserve the deductibility of certain compensation in excess of $1,000,000, however, provided that it complies with conditions imposed by Section 162(m) of the Code, including the payment of performance-based compensation pursuant to a plan approved by stockholders. The 1991 Plan is designed to provide the Company flexibility and the opportunity to qualify certain aspects of compensation as performance-based compensation under Section 162(m), should the Company at some time in the future pay compensation that is subject to Section 162(m).

BENEFITS UNDER 1991 PLAN

     No Awards were made under the 1991 Plan in fiscal 1996. The following
Participants received the following benefits under the 1991 Plan in fiscal 1995:

NAME AND POSITION                                   DOLLAR VALUE ($)(1)    NUMBER OF UNITS(2)
- -----------------                                   -------------------    ------------------

Marcia J. Radosevich, Ph.D........................       1,477,500               75,000
  Chairman, President and
  Chief Executive Officer

Thomas M. McNamara................................         309,000               15,000
  Senior Vice President, Sales

Brian D. Cahill...................................         309,000               15,000
  Vice President, Corporate Finance
  and Planning, Chief Financial
  Officer, Treasurer and Secretary

Lawrence G. Miller, M.D...........................         309,000               15,000(3)
  Vice President, Clinical Affairs

Steven J. Rosenberg...............................          -0-                   -0-
  Vice President, Software and Services

All Current Executive Officers as a
  Group (5 persons)...............................       2,095,000              105,000

All Current Directors who Are Not Executive
  Officers as a Group (4 persons).................       2,310,400              116,000

All Non-Executive Officer Employees as a Group....       4,746,401              234,700

- ---------------

(1) Value of in-the-money options at fiscal year-end. An "in-the-money" option is an option for which the option price of the underlying stock is less than the June 28, 1996 market price of $21.25; the value shown reflects stock market appreciation since the date of the granting of the option.

(2) Includes all options granted under the 1991 Plan in fiscal 1995, whether vested or unvested, and whether exercised or unexercised as of fiscal 1996 year-end.

(3) Options to purchase 7,500 shares have been repurchased from Dr. Miller by the Company. The balance have been exercised. Dr. Miller resigned his employment with the Company on August 1, 1996.

     The Company intends to grant no further Awards under the 1991 Plan.

PROPOSED AMENDMENTS TO THE 1991 PLAN

     The Board has adopted and recommends that the stockholders approve the following amendments to the 1991 Plan:

          (a) Provide that the 1991 Plan shall be administered by the Board of Directors and that the Board may delegate such administration to the Committee;

          (b) Provide that all Awards be approved by majority vote of the Board of Directors of the Company;

          (c) Provide for transferability of Awards granted under the 1991 Plan where expressly permitted by the Board pursuant to previously established criteria;

          (d) Eliminate the six-month holding period required for Options to become unrestricted and for sale or other distribution of shares acquired pursuant to Options granted under the 1991 Plan; and

          (e) Permit amendments to the 1991 Plan by majority vote of the board of directors without stockholder approval unless such approval is required to protect the intended tax treatment of Awards.

     The Board believes that the 1991 Plan should be brought into compliance with Rule 16b-3 to give the Company maximum flexibility in providing appropriate incentives to key personnel who previously have been granted Awards under the 1991 Plan.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of all outstanding shares present or represented at the Meeting and entitled to vote thereon is required to approve the amendments to the 1991 Plan. Abstentions will count as shares present or represented at the Meeting and will, therefore, be included in determining whether the required vote has been received and effectively count as a vote "against" approval. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1991 PLAN AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 PROPOSAL FOUR

        APPROVAL OF AMENDMENTS TO HPR 1995 ELIGIBLE DIRECTORS STOCK PLAN

     The HPR 1995 Eligible Directors Stock Plan (the "Directors Plan") was adopted by the Board of Directors on June 26, 1995 and approved by the stockholders on July 20, 1995. For informational purposes and pursuant to Rule 16b-3, the Company is providing the following description of the Directors Plan as so adopted. Rule 16b-3 provides an exemption from Section 16(b) of the Exchange Act, which imposes liability on certain officers and directors of the Company for short-swing profits made on the Company's securities, for transactions under certain employee benefit plans. Currently, options granted under the Directors Plan are eligible for the Rule 16b-3 exemption. Effective August 15, 1996, the Securities and Exchange Commission amended Rule 16b-3. In order to qualify options for exemption under Rule 16b-3 as recently amended, the Company must bring the Directors Plan into compliance with Rule 16b-3 on or before November 1, 1996.

     The Board has adopted and recommends that the stockholders approve amendments to the Directors Plan to bring the Directors Plan into compliance with Rule 16b-3 and to increase the number of shares which may be subject to options granted under the Directors Plan. The Company believes that it is important that options granted under the Directors Plan be exempt from Section 16(b). The Company further believes that additional shares should be made available under the Directors Plan to give the Company maximum flexibility in providing appropriate incentives to key personnel. If the proposed amendments are approved at the Meeting, 50,000 additional shares will become available under the Directors Plan and the Directors Plan will be brought into compliance with Rule 16b-3.

     The Directors Plan was adopted to increase the Company's ability to attract and retain non-employee directors of the Company by providing them with an opportunity to purchase Common Stock, to provide additional incentives to the Company's directors and to encourage the highest level of performance by them by offering them a personal financial stake in the Company's success. The Company also believes that the Directors Plan encourages directors to make a greater equity investment in the Company, more closely aligning the interests of the directors and the stockholders.

     All options granted under the Directors Plan are non-statutory stock options ("Options"). The Company initially reserved 100,000 shares of Common Stock for issuance under the Directors Plan, none of which are subject to outstanding Options. If the proposed amendments are approved, an additional 50,000 shares of Common Stock would be available for Options under the Directors Plan. The closing price of the Company's

Common Stock as reported by the Nasdaq National Market System on September 6, 1996 was $15-39/64 ($15.6094).

     All current directors of the Company who are not employees are eligible to participate in the Directors Plan ("Eligible Directors"). Under the Directors Plan, each Eligible Director will be granted, upon first being elected to the Board of Directors and, if the proposed amendments to the Directors Plan are approved, upon approval by a majority of the Board, an Option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the grant (the "Option Price"), which is the thirtieth day following the annual meeting of stockholders of the Company at which he or she is elected as a director. In addition, on the thirtieth day after re-election to the Board and, if the proposed amendments are approved, upon approval by a majority of the Board, each Eligible Director will be granted an Option to purchase 4,000 shares of Common Stock at the Option Price. The Options granted under the Directors Plan vest in five equal annual installments commencing one year after the date of grant. The compensation committee of the Board (the "Committee") is responsible for the interpretation and administration of the provisions of the Directors Plan. If the proposed amendments to the Directors Plan are approved, the Board of Directors will administer the Directors Plan, but may delegate such administration to the Committee, including the power to make recommendations to the Board of Directors regarding which employees will be granted Options under the Directors Plan and the terms and conditions of such Options; however, all grants of Options must be approved by a majority vote of the Board of Directors.

     Each Option granted under the Directors Plan will expire 10 years from the date of grant of such Option, and is not exercisable until six months after the grant date. If the proposed amendments to the Directors Plan are approved, the six-month holding period would be eliminated. Each Option will terminate and may no longer be exercised if the Eligible Director ceases to provide services to the Company.

     Each Eligible Director to whom an Option is granted may exercise that Option from time to time, in whole or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash or by delivery to the Company of a number of shares of Common Stock having a total current market value equal to the Option Price multiplied by the number of shares the participant intends to purchase under the Option. However, the exercise price of an Option may not be paid by delivery to the Company of shares of Common Stock if such delivery would constitute a violation of the provisions of any law (including without limitation Section 16 of the Exchange Act) or related regulation or rule.

     An Eligible Director may not transfer an Option except by will or the laws of descent or distribution, and only the Eligible Director may exercise an Option during his or her lifetime. If the proposed amendments to the Directors Plan are approved, the Board may permit a Participant to transfer an Option granted under the Directors Plan if such transfer is made pursuant to generally applicable criteria established by the Board, or by the Committee as its delegate, prior to such transfer.

     The number of shares that may be issued under the Directors Plan is subject to adjustment for stock dividends, stock splits, stock combinations, recapitalizations and other similar changes. Any shares subject to an Option which expires or terminates unexercised as to such shares, and any shares reacquired by the Company pursuant to forfeiture under the Directors Plan will again become available for future Option grants under the Directors Plan.

     In the event of a dissolution, liquidation, merger, consolidation or reorganization of the Company, the Board may decide to terminate each outstanding Option as of the date of such event, and if it does so, shall suspend the exercise of all outstanding Options a reasonable time prior to any such event upon fourteen days advance written notice of such suspension to each optionee so as to permit exercise of outstanding exercisable Options prior to such suspension. If the event does not occur, the suspension will be removed and all Options will continue in full force and effect.

     Within certain limits, the Committee may amend, suspend, or terminate the Directors Plan. However, under the Directors Plan, no such action may, without approval or ratification by the stockholders, increase the maximum number of shares reserved under the Directors Plan, change the number of shares subject to Options to be granted to Eligible Directors or change the exercise price for those Options (other than because of a stock split, stock dividend, or other similar form of recapitalization by the Company); alter the class of individuals eligible for Options; change the date of grant or the terms and conditions expressly set forth in the Directors Plan; or make any other change which, pursuant to the Code or regulations thereunder or Section 16(b) of the Act and the rules and regulations promulgated thereunder, requires action by the stockholders. If the proposed amendments are approved, the Board would be permitted to take such actions without stockholder approval, unless such approval is required to protect the intended tax treatment of the Options. The Committee may not, without the consent of the holder of the Option, take any action that would alter or impair any Option previously granted.

     Under the Directors Plan, the Committee may not amend the Directors Plan to change the amount, timing or price of Option grants made to Eligible Directors more often than once every six months, except to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the applicable rules and regulations thereunder. If the proposed amendments are approved, this provision would be eliminated.

     The Directors Plan will terminate on June 26, 2005. Any shares remaining under the Directors Plan at that time which are not subject to outstanding Options and any shares which become available because of the expiration or termination of an Option will cease to be reserved for purposes of the Directors Plan.

FEDERAL INCOME TAX CONSIDERATIONS

     The rules governing the tax treatment of Options and stock acquired from the exercise of Options are quite technical. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     An Eligible Director who acquires shares by exercise of an Option generally recognizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. The amount of the Eligible Director's taxable income will ordinarily be deductible by the Company in the same year in which the Eligible Director recognizes the taxable income, subject to the requirements of Section 162(m).

BENEFITS UNDER DIRECTORS PLAN

     The following Eligible Directors will receive the following benefits under the Directors Plan in fiscal 1997, assuming each individual's election as director at the Meeting:

NAME                                                  DOLLAR VALUE($)   NUMBER OF UNITS (NSOS)
- ----                                                  ---------------   ----------------------

All Current Directors Who Are Not Executive
  Officers as a Group (4 persons)..................  not determinable           16,000

     Only current directors are eligible to receive Options under the Directors Plan.

PROPOSED AMENDMENTS TO THE DIRECTORS PLAN

     The Board has adopted and recommends that the stockholders approve the following amendments to the Directors Plan:

          (a) Provide that the Directors Plan shall be administered by the Board of Directors and that the Board may delegate such administration to the Committee;

          (b) Provide that all grants of Options be approved by majority vote of the Board of Directors;

          (c) Eliminate the six-month holding period for sale or other distribution of shares acquired pursuant to Options granted under the Directors Plan;

          (d) Eliminate the prohibition on amendments to the Directors Plan more than once every six months;

          (e) Provide for transferability of Options granted under the Directors Plan where expressly authorized by the Board of Directors pursuant to previously established criteria;

          (f) Permit amendments to the Directors Plan by majority vote of the Board of Directors without stockholder approval; and

          (g) Increase by 50,000 shares, to 150,000 shares, the maximum number of shares available for Options under the Directors Plan.

     The Board believes that the Directors Plan should be brought into compliance with Rule 16b-3, and that additional shares should be made available for the grant of Options under the Directors Plan, to give the Company maximum flexibility in providing appropriate rewards and incentives to the directors of the Company.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of all outstanding shares present or represented at the Meeting and entitled to vote thereon is required to approve the amendments to the Directors Plan. Abstentions will count as shares present or represented at the Meeting and will, therefore, be included in determining whether the required vote has been received and effectively count as a vote "against" approval. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE DIRECTORS PLAN AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                 PROPOSAL FIVE

                             SELECTION OF AUDITORS

     Upon the recommendation of its Audit Committee, the Board of Directors selected the firm of Coopers & Lybrand L.L.P. as auditors of the Company for the fiscal year ending June 30, 1997, subject to the ratification by a vote of the holders of a majority of the shares of Common Stock voting thereon at the Annual Meeting. A representative of Coopers & Lybrand L.L.P., which served as auditors for fiscal year 1996, is expected to be present at the Meeting, with the opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

     The persons named as proxies in the accompanying form of Proxy intend (unless specific contrary instructions are given) to vote for ratification of the selection of Coopers & Lybrand L.L.P. as auditors for the 1997 fiscal year. A vote by the holders of the majority of all outstanding shares present or represented at the Meeting and entitled to vote thereon is required for ratification.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company, at its offices at 245 First Street, Cambridge, Massachusetts 02142, no later than July 3, 1997, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that shown above. However, if any other proper business should come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies with respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of Proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know of a reasonable time before the mailing of this Proxy Statement which are to be presented at the Annual meeting; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if any of the nominees named herein are unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the meeting.

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. In addition to the use of the mails, certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and to request instruction for voting the Proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection therewith.

     Any stockholder giving a Proxy in the accompanying form retains the power to revoke it, by appropriate written notice to the Secretary of the Company or by the giving of a later-dated Proxy, at any time prior to the exercise of the powers conferred thereby. Attendance in person at the Meeting will not in itself be deemed to revoke a Proxy unless the stockholder gives an affirmative notice at the Meeting that the stockholder intends to revoke the Proxy and to vote in person.

     The shares represented by a Proxy will be voted as directed by the stockholder giving the Proxy.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, however, brokers may vote these shares in their discretion, depending on the type of proposal involved. However, the NASD (National Association of Securities Dealers) Manual provides that brokers may be precluded from exercising their voting discretion on certain proposals. Absent specific instructions from the beneficial owner in such case, the broker may not vote on that proposal. This results in what is known as a "broker non-vote" on such a proposal. In the event of a broker non-vote with respect to any issue coming before the Meeting, the Proxy will nonetheless be counted as present for purposes of determining the existence of a quorum. A broker non-vote with respect to any proposal herein will have the same effect as an abstention as to that proposal.

     IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED (1) TO FIX THE NUMBER OF DIRECTORS AT FIVE AND TO ELECT THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS," (2) TO APPROVE THE AMENDMENTS TO THE HPR 1995 STOCK PLAN, (3) TO APPROVE THE AMENDMENTS TO THE HPR 1991 STOCK PLAN, (4) TO APPROVE THE AMENDMENTS TO THE HPR 1995 ELIGIBLE DIRECTORS STOCK PLAN, (5) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS AUDITORS FOR FISCAL YEAR 1997, AND (6) IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


                                                             HPR INC.

                                            MEETING OF STOCKHOLDERS - NOVEMBER 1, 1996

                           THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HPR INC.


The undersigned stockholder in HPR Inc. (the "Company") hereby appoints Marcia J. Radosevich, Ph. D. and Brian D. Cahill, and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Royal Sonesta Hotel, 6 Cambridge
Parkway, Cambridge, Massachusetts on November 1, 1996 at 12:00 noon, Eastern Standard Time, and any adjournments thereof, on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of
Meeting and Proxy Statement, receipt of which is acknowledged.

The shares represented by this Proxy will be voted as directed by the undersigned.

IF NO CONTRARY INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF FIXING THE NUMBER OF DIRECTORS AT FIVE, FOR THE
NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE AND IN FAVOR OF PROPOSALS 2, 3, 4 AND 5.

                -------------------------------------------------------------------------------------------------
- ----------------        PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.       -------------------
                -------------------------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Company.  Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.
- ------------------------------------------------------------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                                               DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------       ------------------------------------------------------------

- -----------------------------------------------------------------       ------------------------------------------------------------

- -----------------------------------------------------------------       ------------------------------------------------------------




/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE                                   With- For All
                                                   For    hold  Except                                         For  Against  Abstain
1) To fix the number of persons constituting the  /   /  /   /  /   /     2) To approve the amendments to the /  /    /  /    /  /
   full Board of Directors at five and to elect                              HPR 1995 Stock Plan.
   the following nominees as Directors.

        MARCIA J. RADOSEVICH, HARRIS A. BERMAN
         HOWARD E. COX, JR., RICHARD H. EGDAHL
                 AND WILLIAM G. NELSON
                                                                                                               For  Against  Abstain
   To withhold authority to vote "FOR" a particular nominee, mark         3) To approve the amendments to the /  /    /  /    /  /
   the "For All Except" box and strike a line through that nominee's         HPR 1991 Stock Plan.
   name. Your shares shall be voted to set the number of directors at five and for the other nominees.

   RECORD DATE SHARES:

                                                                                                               For  Against  Abstain
                                                                          4) To approve the amendments to the /  /    /  /    /  /
                                                                             HPR 1995 Eligible Directors
                                                                             Stock Plan.
                                                                                                              For  Against  Abstain
                                                                          5) To ratify the selection of      /  /    /  /    /  /
                                                                             Coopers & Lybrand L.L.P. as
                                                                             auditors of the Company for the
                                                                             fiscal year ending June 30, 1997.


                                                 -------------------
  Please be sure to sign and date this Proxy.      Date                 Mark box at right if you plan / /  Mark box at right if / /
- --------------------------------------------------------------------    to attend the Meeting.             address change has
                                                                                                           been noted on the
                                                                                                           reverse side of this
- ---------Shareholder sign here--------------Co-owner sign here------                                       card.


DETACH CARD

                                                             HPR INC.

        Dear Stockholder:

        Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

        Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

        Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

        Your vote must be received prior to the Annual Meeting of Stockholders, November 1, 1996.

        Thank you in advance for your prompt consideration of these matters.

        Sincerely,


        Marcia J. Radosevich, Ph. D.
        Chief Executive Officer, President and Chairman
        HPR, Inc.




                                  ATTACHMENT


                                     As adopted 6/26/95 and amended and restated
                                                 7/22/96 to be effective 11/1/96

                                    HPR INC.

                    AMENDED AND RESTATED HPR 1995 STOCK PLAN

     1. PURPOSE. The purpose of this HPR 1995 Stock Plan (the "Plan") is to advance the interests of HPR Inc., a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options") which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as heretofore and hereafter amended (the "Code"), and non-statutory stock options ("Nonqualified Options") which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed under Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations"),
(iii) stock bonus awards ("Bonuses") and (iv) Stock Appreciation Rights ("SARs"). (Items (i) through (iv) above shall collectively be referred to herein as "Awards".)

     2. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company (the "Board") on June 26, 1995 (the "effective date" of the Plan) and approved by the stockholders on July 20, 1995. This Plan was amended and restated by the Board of Directors on July 22, 1996, such amendment and restatement to be effective on November 1, 1996, subject to approval by the stockholders on or before July 22, 1997.


     3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 10 and 11 below, the shares that may be made subject to Awards under this Plan ("Shares") shall not exceed in the aggregate 2,035,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"). Any Shares subject to an Option, SAR or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares, any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder, and any Shares subject to an SAR which are not issued upon exercise of the SAR may again be the subject of an Award under the Plan. The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses or pursuant to SARs may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4. ADMINISTRATION. This Plan shall be administered by the Board of Directors, whose construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have the authority to delegate to the Compensation Committee of the Board (the "Committee") the authority to administer this Plan as set forth in this Section 4 and to recommend that the Board grant Awards. Each member of the Committee shall be, and shall have been at all times within the one-year period ending on the date of his or her appointment to the Committee, a person who in the opinion of counsel to the Company is an "outside director" as such term is used in proposed regulation 1.162-27(e)(3) under Section 162(m) of the Code. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Awards and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Awards and related agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board and no delegate of the Board shall be liable for any action or determination under the Plan made in good faith. Notwithstanding the foregoing, the Board, or the Committee as its delegate, shall have authority to establish guidelines for the grant of Awards to key employees of the Company Group who are not executive officers of the Company and to delegate to the Company's Chief Executive Officer the authority to recommend to the Board the grant of Awards, within such guidelines, to such eligible non-executive key employees.

     5. APPROVAL BY BOARD OF DIRECTORS. Notwithstanding anything in this Plan to the contrary, including without limitation the delegation of authority to the Committee, all grants of Awards shall be approved by the Board of Directors.

     6. ELIGIBLE RECIPIENTS. Awards may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board who are employees and members of any medical scientific or technical advisory boards, as are selected by the Board or (except as to employees who are Company executive officers) by the Board's delegate pursuant to section 4 above (a "Participant"); provided, that only employees of the Company Group shall be eligible for grant of an Incentive Option.

     7. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the effective date hereof, unless terminated earlier pursuant to Section 14 hereafter, and no Awards may be granted or made thereafter.

     8. TERMS AND CONDITIONS OF OPTIONS, PURCHASE AUTHORIZATIONS, SARS AND BONUSES. Awards granted or made under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Board shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

          (a) PRICE. The purchase price per Share payable upon the exercise of each Option or the purchase pursuant to each Purchase Authorization granted or made hereunder shall be determined by the Board at the time the Option or Purchase Authorization is granted or made. Subject to the condition of paragraph 8(k)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the Market Price (as such term is defined below) per Share of the Common Stock on the day the Incentive Option is granted. The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than eighty-five percent (85%) of the Market Price per Share of the Common Stock on the date of the grant. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Board. No Share shall be issued for less than its par value, paid in cash, property or services. As used herein, "Market Price" shall mean the closing price of the Common Stock as reported on the Nasdaq National Market System for the relevant date (or, if such date is not a trading date or if no trades took place on such date, then such closing price for the last previous trading date or the last previous date on which a trade occurred, as the case may be); provided that if the Common Stock is no longer traded on the Nasdaq National Market System on the relevant date, then the Market Price as of such date shall be determined by the Board equal to the fair market value of the Common Stock in accordance with applicable provisions of the Code then in effect.

          (b) STOCK APPRECIATION RIGHTS. Stock Appreciation Rights shall be grants entitling a Participant to receive an amount in cash or Shares or a combination thereof having a value equal to or less than the excess of the Market Price per share of the Company's Common Stock on the date of exercise over the Market Price per share of the Company's Common Stock on the date of grant, multiplied by the number of Shares with respect to which the SAR shall have been exercised.

          (c) NUMBER OF SHARES. Each agreement shall specify the number of Shares to which it pertains.

          (d) EXERCISE OF OPTIONS. Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Board may determine or as the Committee may determine at the time it recommends that the Board grant such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option

(or five (5) years in the case of Incentive Options to which paragraph 8(k)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with paragraph 8(e)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

          (e) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in paragraph 8(d)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to paragraph 8(d)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (a) in cash, (b) by check, (c) if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company stock having a Market Price (as determined by the Board) equal to the exercise or purchase price, (d) if permitted by the Board, stated in the agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or (e) by a combination of (a), (b), (c) and/or (d). If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws. Notwithstanding the foregoing, the purchase or exercise price of an Option or Purchase Authorization may not be paid by delivery and assignment to the Company of shares of Company stock or through irrevocable instructions to a broker as referred to in Paragraph 8(d)(ii) above to the extent that such delivery and assignment or the execution of such irrevocable instructions would constitute a violation of the provisions of any law (including without limitation Section 16 of the Exchange Act) or related regulation or rule, or any agreement or policy of the Company, restricting the transfer or redemption of the Company's stock.

          (f) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option or SAR or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or SARs or purchased or issued pursuant to Purchase Authorizations or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Board in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already-owned shares of Common Stock, having a value equal to the amount required to be withheld, as determined by the Board.

          (g) NON-TRANSFERABILITY. No Option, SAR or Purchase Authorization shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option, SAR or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant, provided, however, that the Board may permit a Participant to transfer an Award if such transfer is made pursuant to uniformly applied criteria established by the Board prior to such transfer.

          (h) TERMINATION OF OPTIONS, SARS AND PURCHASE AUTHORIZATIONS. Nothing in this Plan or in any agreement representing any Award shall restrict the right of any member of the Company Group to terminate the employment of any Participant at any time and for any reason, with or without notice. Each Purchase Authorization and SAR shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to a member of the Company Group. Except to the extent the Board provides specifically in an agreement evidencing an Option for a lesser period (or a greater period, provided that in the case of Incentive Options such period shall not exceed three months), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to a member of the Company Group in accordance with the following provisions:

                (i) if the Participant ceases to perform services for any reason other than death or disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of one month after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

               (ii) if the Participant ceases to perform services because of disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of six months after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

              (iii) if the Participant ceases to perform services because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of six months after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option, SAR or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options, SARs and Purchase Authorizations may be exercised only as to Vested Shares (as defined in the applicable agreement with the Participant) after the Participant has ceased to perform services for any member of the Company Group.

          (i) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of issuance of a stock certificate, if any, in the Participant's name for such Shares.

          (j) REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon exercise of an Option or SAR or pursuant to a Purchase Authorization or Bonus may in the discretion of the Board be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option, purchase, SAR or bonus agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase, SAR or bonus agreement pursuant to which the Shares were purchased or acquired.

          (k) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

                (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

               (ii) The Option shall not have a term in excess of five years from the date of grant.

          (l) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Award hereunder, the Company's then standard form of agreement relating to nondisclosure of confidential information, assignment of inventions and related matters.

          (m) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Awards may be granted under the Plan to any individual during each successive twelve-month period commencing on the effective date of the Plan shall not exceed 400,000 shares.

     9. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate Market Price, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this paragraph 9 is granted, the portion of such Option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

     10. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made by the Board in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options, SARs and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

     11. MERGER; SALE OF ASSETS. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option, SAR or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options, SARs or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option, SAR and Purchase Authorization hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of the unexercised portion of any one or more of the outstanding Options, SARs or Purchase Authorizations and some or all of the unvested Shares acquired upon exercise of any one or more of such Options, SARs or Purchase Authorizations or acceptance of any one or more of the outstanding Bonuses shall be immediately exercisable and vested or no longer subject to repurchase rights as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

     12. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or SAR or to a Purchase Authorization or receipt of shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

     13.  DEFINITIONS.

          (a) The term "employee" shall have, for purposes of this Plan, the meaning ascribed to "employee" under Section 3401(c) of the Code and the regulations promulgated thereunder.

          (b) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as heretofore and hereafter amended.

          (c) The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

          (d) The term "subsidiary" shall have, for all purposes under this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

     14. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

          (a) that no such termination or amendment shall adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; and

          (b) that no such amendment which, pursuant to the Code or regulations thereunder, requires action by the stockholders may be made without obtaining, or being conditioned upon, stockholder approval.

     With the consent of the Participant affected, the Board may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

                              As adopted 12/17/91, amended and restated 3/31/92,
                                                     amended 4/7/95 and 6/26/95,
                                               and amended and restated 7/22/96,
                                                         to be effective 11/1/96

                                    HPR INC.

                    AMENDED AND RESTATED HPR 1991 STOCK PLAN

     1. PURPOSE. The purpose of this HPR 1991 Stock Plan (the "Plan") is to advance the interests of HPR Inc., a Delaware corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options") which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as heretofore and hereafter amended (the "Code"), and non-statutory stock options ("Nonqualified Options") which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed under Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations") and
(iii) stock bonus awards ("Bonuses"). (Items (i) through (iii) above shall collectively be referred to herein as "Awards".)

     2. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company (the "Board") on December 17, 1991 (the "effective date" of the Plan). This Plan retitles and replaces in its entirety the 1991 Stock Option Plan of the Company, which was amended and restated, effective March 31, 1992, the date of adoption of such amendment and restatement by the Board. The Plan was further amended on April 7, 1995 and June 26, 1995. This Plan restates in its entirety the HPR 1991 Stock Plan, which was amended and restated by the Board on July 22, 1996, such amendment and restatement to be effective on November 1, 1996, subject to approval by the stockholders on or before July 22, 1997.

     3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Sections 10 and 11 below, the shares that may be made subject to Awards under this Plan ("Shares") shall not exceed in the aggregate 1,160,000 shares of the common stock, $0.01 par value, of the Company ("Common Stock"). Any Shares subject to an Option or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Award under the Plan. The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

     4. ADMINISTRATION. This Plan shall be administered by the Board of Directors, whose construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have the authority to delegate to the Compensation Committee of the Board (the "Committee") the authority to administer this Plan as set forth in this Section 4 and to recommend that the Board grant Awards hereunder. Each member of the Committee shall be, and shall have been at all times within the one-year period ending on the date of his or her appointment to the Committee, a person who in opinion of counsel to the Company is an "outside director" as such term is used in proposed regulation 1.162-27(e)(3) under Section 162(m) of the Code. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Awards and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Awards and related agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board and no delegate of the Board shall be liable for any action or determination under the Plan made in good faith. Notwithstanding the foregoing, the Board, or the Committee as its delegate, shall have authority to establish guidelines for the grant of Awards to key employees of the Company Group who are not executive officers of the Company and to delegate to the Company's Chief Executive Officer the authority to recommend to the Board the grant of Awards, within such guidelines, to such eligible non-executive key employees.

     5. APPROVAL BY BOARD OF DIRECTORS. Notwithstanding anything in this Plan to the contrary, including without limitation the delegation of authority to the Committee, all grants of Awards shall be approved by the Board of Directors.

     6. ELIGIBLE RECIPIENTS. Awards may be granted to such key employees, consultants or other individual contributors of or to the Company Group, including without limitation members of the Board who are employees (but, effective July 1, 1995, excluding members of the Board who are not employees) and members of any medical, scientific or technical advisory boards, as are selected by the Board or (except as to employees who are Company executive officers) by the Board's delegate pursuant to section 4 above (a "Participant"); provided, that only employees of the Company Group shall be eligible for grant of an Incentive Option.

     7. DURATION OF THE PLAN. This Plan shall terminate ten (10) years from the effective date hereof, unless terminated earlier pursuant to Section 14 hereafter, and no Awards may be granted or made thereafter.

     8. TERMS AND CONDITIONS OF OPTIONS, PURCHASE AUTHORIZATIONS AND BONUSES. Awards granted or made under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Board shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

          (a) PRICE. The purchase price per Share payable upon the exercise of each Option or the purchase pursuant to each Purchase Authorization granted or made hereunder shall be determined by the Board at the time the Option or Purchase Authorization is granted or made. Subject to the condition of paragraph 8(j)(i), if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the Market Price (as such term is defined below) per Share of the Common Stock on the day the Incentive Option or Purchase Authorization is granted or made. The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than eighty-five percent (85%) of the Market Price per Share of the Common Stock on the date of the grant. Fair market value shall be determined by the Board in accordance with applicable provisions of the Code then in effect. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Board. No Share shall be issued for less than its par value, paid in cash, property or services. As used herein, "Market Price" shall mean the closing price of the Common Stock as reported on the Nasdaq National Market System for the relevant date (or, if such date is not a trading date or if no trades took place on such date, then such closing price for the last previous trading date or the last previous date on which a trade occurred, as the case may be); provided that if the Common Stock is no longer traded on the Nasdaq National Market System on the relevant date, then the Market Price as of such date shall be determined by the Board equal to the fair market value of the Common Stock in accordance with applicable provisions of the Code then in effect.

          (b) NUMBER OF SHARES. Each agreement shall specify the number of Shares to which it pertains.

          (c) EXERCISE OF OPTIONS. Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Board may determine or as the Committee may determine at the time it recommends that the Board grant such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which paragraph 8(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with paragraph 8(d)(ii) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.

          (d) PAYMENT. Payment shall be made in full (i) at the time the Option is exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in paragraph 8(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to paragraph 8(c)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (a) in cash, (b) by check, (c) if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company stock having a Market Price (as determined by the Board) equal to the exercise or purchase price, (d) if permitted by the Board, stated in the agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or (e) by a combination of (a), (b), (c) and/or (d). If shares of Company stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws. Notwithstanding the foregoing, the purchase or exercise price of an Option or Purchase Authorization may not be paid by delivery and assignment to the Company of shares of Company stock or through irrevocable instructions to a broker as referred to in Paragraph 8(c)(ii) above to the extent that such delivery and assignment or the execution of such irrevocable instructions would constitute a violation of the provisions of any law (including without limitation Section 16 of the Exchange Act) or related regulation or rule, or any agreement or policy of the Company, restricting the transfer or redemption of the Company's stock.

          (e) WITHHOLDING TAXES; DELIVERY OF SHARES. The Company's obligation to deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorizations or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Board in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already-owned shares of Common Stock, having a value equal to the amount required to be withheld, as determined by the Board.

          (f) NON-TRANSFERABILITY. No Option or Purchase Authorization shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant, provided, however, that the Board may permit a Participant to transfer an Award if such transfer is made pursuant to uniformly applied criteria, established by the Board prior to such transfer.

          (g) TERMINATION OF OPTIONS AND PURCHASE AUTHORIZATIONS. Nothing in this Plan or in any agreement representing any Award shall restrict the right of any member of the Company Group to terminate the employment of any Participant at any time and for any reason, with or without notice. Each Purchase Authorization shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to a member of the Company Group. Except to the extent the Board provides specifically in an agreement evidencing an Option for a lesser period (or a greater period, provided that in the case of Incentive Options such period shall not exceed three months), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to provide services to a member of the Company Group in accordance with the following provisions:

                (i) if the Participant ceases to perform services for any reason other than death or disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of one month after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

               (ii) if the Participant ceases to perform services because of disability (as defined in Section 22(e)(3) of the Code), the Participant may, at any time within a period of six months after the date of such cessation of the performance of services, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

              (iii) if the Participant ceases to perform services because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of six months after the Participant's death by the person or persons to whom the Participant's rights under the Option pass by will or by the laws of descent or distribution;

provided, however, that no Option or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options and Purchase Authorizations may be exercised only as to Vested Shares (as defined in the applicable agreement with the Participant) after the Participant has ceased to perform services for any member of the Company Group.

          (h) RIGHTS AS STOCKHOLDER. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of issuance of a stock certificate, if any, in the Participant's name for such Shares.

          (i) REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon exercise of an Option or pursuant to a Purchase Authorization or Bonus may in the discretion of the Board be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the option, purchase, or bonus agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase, or bonus agreement pursuant to which the Shares were purchased or acquired.

          (j) 10% STOCKHOLDER. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

                (i) The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

               (ii) The Option shall not have a term in excess of five years from the date of grant.

          (k) CONFIDENTIALITY AGREEMENTS. Each Participant shall execute, prior to or contemporaneously with the grant of any Award hereunder, the Company's then standard form of agreement relating to nondisclosure of confidential information, assignment of inventions and related matters.

          (l) AGGREGATE LIMITATION. The maximum number of Shares with respect to which any Awards may be granted under the Plan to any individual during each successive twelve-month period commencing on the effective date of the Plan shall not exceed 500,000 shares.

     9. RESTRICTIONS ON INCENTIVE OPTIONS. Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate Market Price, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this paragraph 9 is granted, the portion of such Option which is exercisable for shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

     10. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made by the Board in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

     11. MERGER; SALE OF ASSETS. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option and Purchase Authorization hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of the unexercised portion of any one or more of the outstanding Options or Purchase Authorizations and some or all of the unvested Shares acquired upon exercise of any one or more of such Options or Purchase Authorizations or acceptance of any one or more of the outstanding Bonuses shall be immediately exercisable and vested or no longer subject to repurchase rights as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

     12. INVESTMENT REPRESENTATIONS; TRANSFER RESTRICTIONS. The Company may require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or to a Purchase Authorization or receipt of shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

     13.  DEFINITIONS.

          (a) The term "employee" shall have, for purposes of this Plan, the meaning ascribed to "employee" under Section 3401(c) of the Code and the regulations promulgated thereunder.

          (b) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as heretofore and hereafter amended.

          (c) The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

          (d) The term "subsidiary" shall have, for all purposes under this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

     14. TERMINATION OR AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

          (a) that no such termination or amendment shall adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; and

          (b) that no such amendment which, pursuant to the Code or regulations thereunder, requires action by the stockholders may be made without obtaining, or being conditioned upon, stockholder approval.

     With the consent of the Participant affected, the Board may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

                                          As adopted 6/26/95 and amended 7/22/96
                                                         to be effective 11/1/96

                                    HPR INC.

                     HPR 1995 ELIGIBLE DIRECTORS STOCK PLAN

     1. PURPOSE. The purpose of this plan (the "Plan") is to grant options to purchase shares of the common stock, $.01 par value (the "Common Stock"), of HPR Inc. (the "Company") to Eligible Directors (as defined in Section 6 of the Plan) of the Company at market value on the date of grant. The Company believes that the granting of such options (the "Options") will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity investment in the Company, more closely aligning the interests of the directors and the stockholders.

     2. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Company (the "Board") on June 26, 1995 (the "effective date" of the Plan) and approved by the stockholders on July 20, 1995, and further amended July 22, 1996 to be effective November 1, 1996, subject to approval by the stockholders on or before July 22, 1997.

     3. STOCK COVERED BY THE PLAN. Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued and sold pursuant to Options granted under the Plan shall not exceed 150,000 shares, which may be either authorized but unissued shares or treasury shares. If any Option granted under the Plan shall terminate or expire without being fully exercised, the shares which have not been purchased thereunder will again become available for purposes of the Plan.

     4. ADMINISTRATION. The Plan shall be administered by the Board of Directors, whose construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have the authority to delegate to the Compensation Committee of the Board (the "Committee") the authority to administer this Plan as set forth in this Section 4 and to recommend that the Board grant Options. No members of the Board or the Committee shall be held liable for any action or determination under the Plan made in good faith with respect to the Plan or any Option granted thereunder.

     5. APPROVAL BY BOARD OF DIRECTORS. Notwithstanding anything in this Plan to the contrary, including without limitation the delegation of authority to the Committee, all grants of Options under the Plan shall be approved by the Board of Directors.

     6. OPTION GRANTS. "Eligible Directors" shall mean directors of the Company who are directors on the date of grant, and who are not employees of the Company. All Options granted under the Plan shall be non-statutory stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") and which are intended to be taxed under Section 83 of the Code.

        After June 30, 1996, each Eligible Director on the 30th day following the date on which the first Annual Meeting of the Stockholders of the Company (the "Annual Meeting") in which he is elected as a director is held shall, upon approval by the Board of Directors, be granted an Option to purchase 10,000 shares of Common Stock. After June 30, 1996, each Eligible Director who is such on the 30th day following the date on which each subsequent Annual Meeting is held during the term of the Plan shall on such 30th day, upon approval by the Board of Directors, be granted an Option to purchase 4,000 shares of Common Stock. Each such Option is referred to herein as a "Regular Option."

        The date of grant of an Option to an Eligible Director under the Plan shall be the applicable day referred to immediately above.

     7. OPTION PRICE. The price per share at which each Regular Option granted under the Plan to an Eligible Director may be exercised ("Regular Option Price") shall be the Market Price of the Common Stock as determined by the closing price of such Common Stock as reported on the Nasdaq National Market for the relevant date (or, if such date is not a trading date or if no trades took place on such date, then such closing price for the last previous trading date or the last previous date on which a trade occurred, as the case may be); provided that if the Common Stock is no longer traded on the Nasdaq National Market on the relevant date, then the Market Price as of such date shall be determined by the Committee.

        In no event shall the Option Price per share for any Option under the Plan be less than the par value per share.

     8. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by and subject to the terms and conditions of an Option Grant. Each Option Grant executed and delivered to an Eligible Director shall contain the following terms and conditions:

          (a) EXERCISE OF OPTIONS. Each Option shall expire 10 years from the date of grant of such Option.

          (b) PAYMENT. Each Eligible Director to whom an Option is granted may exercise such Option from time to time, in whole or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash, or by delivery to the Company of a number of shares of Common Stock having an aggregate

Market Price of not less than the product of the Option Price multiplied by the number of shares the participant intends to purchase upon exercise of the Option on the date of delivery. Notwithstanding the foregoing, the exercise price of an Option may not be paid by delivery to the Company of shares of Common Stock to the extent that such delivery would constitute a violation of the provisions of any law (including without limitation Section 16 of the Act) or related regulation or rule.

          (c) TRANSFER RESTRICTIONS. The shares of Common Stock issued upon exercise of an Option granted under this Plan will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Common Stock subject to an Option shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. The shares of Common Stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the Certificate of Incorporation or By-laws of the Company.

          (d) NON-TRANSFERABILITY. No Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. An Option can be exercised during such individual's lifetime only by him or her, provided, however, that the Board may permit an Eligible Director to transfer an Option if such transfer is made pursuant to uniformly applied criteria established by the Board prior to such transfer.

          (e) TERMINATION OF DIRECTORSHIP. Nothing in this Plan or in any Option Grant shall confer upon any Eligible Director the right to continue as a director of the Company. An Eligible Director's right to participate in the Plan shall automatically terminate if and when such Director becomes an employee of the Company. Each Option shall terminate and may no longer be exercised if the Eligible Director ceases to provide services to the Company in accordance with the following provisions:

                (i) Options granted to an Eligible Director shall cease to be exercisable 12 months after the date such Director ceases to be a director for any reason other than death, but in no event after the expiration of the Option.

               (ii) If an Eligible Director ceases to be a director on account of his death, any Option previously granted to him, whether or not exercisable at the date of death, may be exercised by his executor, administrator or the person or persons to whom his rights under the Option shall pass by will or the applicable laws of descent and distribution, at any time within 12 months after the date of death, but in no event after the expiration of the Option.

     9. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. The aggregate number and kind of shares reserved under the Plan, the maximum number of shares as to which Options may be granted to any individual and the Option Price per share shall be appropriately adjusted by the Committee in the event of any recapitalization, stock split, stock dividend, combination of shares, or other similar change in the capitalization of the Company which occurs after the expiration date of the Plan, but no adjustment in the Option Price shall be made which would reduce the Option Price per share to less than the par value per share.

     10. MERGER; SALE OF ASSETS. Prior to a dissolution, liquidation, merger, consolidation, or reorganization of the Company (the "Event"), the Committee may decide to terminate each outstanding Option. If the Committee so decides, such Option shall terminate as of the effective date of the Event, but the Committee shall suspend the exercise of all outstanding Options a reasonable time prior to the Event, giving each Optionee not less than fourteen days written notice of the date of suspension, prior to which an Optionee may purchase in whole or in part the shares available to him as of the date of receipt of the notice. If the Event is not consummated, the suspension shall be removed and all Options shall continue in full force and effect subject to the terms of their respective Option Grants.

     11. TERMINATION OR AMENDMENT OF PLAN. The Committee may amend, suspend, or terminate the Plan, including the form of Option Grant incorporated herein by reference. No such action, however, may be taken without approval or ratification by the stockholders if such approval or ratification is required under Section 162(m) of the Code. No such action may, without the consent of the holder of the Option, alter or impair any Option previously granted.

         In any event, the Plan shall terminate 10 years from the date of adoption by the Board of Directors, or if earlier, from the date of approval by the stockholders. Any shares remaining under the Plan at the time of termination which are not subject to outstanding Options and any shares which thereafter become available because of the expiration or termination of an Option shall cease to be reserved for purposes of the Plan.